MERRILL LYNCH OHIO MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

           SUPPLEMENT DATED OCTOBER 9, 1997 TO THE PROSPECTUS AND
      STATEMENT OF ADDITIONAL INFORMATION, EACH DATED NOVEMBER 15, 1996


     The discussion of systematic withdrawal plans under "Shareholder Services" is modified by deleting the references to Class A shares and Class D shares. Effective immediately, shares of all classes are eligible for inclusion in such plans. However, in the case of Class B and Class C shares, the maximum value of shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. No otherwise applicable CDSC will be charged on redemption of such shares. Class B and Class C shares redeemed through a systematic withdrawal plan will be redeemed in the same order as Class B and Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternative-- Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in the account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternative--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

     For redemptions through the CMA(Registered Trademark) or CBA(Registered Trademark) Systematic Redemption Program, a shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month.


Code #16154-1196ALL
     #16155-1196ALL